UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2017

ViaSat, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-21767	33-0174996
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6155 El Camino Real

Carlsbad, California 92009

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 476-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

Private Offering of Senior Notes

On September 5, 2017, ViaSat, Inc. (“ViaSat”) issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended (the “Securities Act”), regarding the proposed issuance of $600.0 million in aggregate principal amount of senior unsecured notes due 2025 (the “Notes”) through a private placement to qualified institutional buyers in the United States pursuant to Rule 144A under the Securities Act and outside the United States pursuant to Regulation S under the Securities Act.

Neither the press release nor this Current Report on Form 8-K constitutes an offer to sell or the solicitation of an offer to buy securities. Any offers of the securities will be made only by means of a private offering memorandum. The Notes have not been registered under the Securities Act, and may not be offered or sold in the United States except pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act and applicable state laws.

In accordance with Rule 135c(d) under the Securities Act, a copy of the press release is attached hereto as Exhibit 99.1.

Tender Offer

Also on September 5, 2017, ViaSat issued a press release, a copy of which is attached hereto as Exhibit 99.2, announcing that ViaSat has launched a tender offer to purchase for cash any and all of its $575 million in aggregate principal amount of outstanding 6.875% Senior Notes due 2020 (the “2020 Notes”). The tender offer is subject to a number of conditions, including the receipt of net proceeds from one or more debt financings sufficient to repurchase all of the 2020 Notes tendered, including the payment of all accrued and unpaid interest and costs and expenses incurred in connection therewith (the “Financing Condition”). We expect the Financing Condition will be satisfied through the offering of the Notes.

Neither the press release nor this Current Report on Form 8-K constitutes an offer to purchase or the solicitation of an offer to sell securities. The tender offer is being made solely by means of an offer to purchase and related letter of transmittal.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release dated September 5, 2017 issued by ViaSat, Inc.

99.2	Press Release dated September 5, 2017 issued by ViaSat, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASAT, INC.

Date: September 5, 2017	By:	/s/ Brett Church
	Name:	Brett Church
	Title:	Associate General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated September 5, 2017 issued by ViaSat, Inc.

99.2	Press Release dated September 5, 2017 issued by ViaSat, Inc.